                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                         Distribution 8/15/2002

Section 5.2 - Supplement                                       Class A          Class B        Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                         450,000,000.00            0.00    20,454,727.27         470,454,727.27

(ii)   Monthly Interest Distributed                            2,336,250.00      136,149.60        65,804.62             538,204.22
       Deficiency Amounts                                              0.00            0.00                                    0.00
       Additional Interest                                             0.00            0.00                                    0.00
       Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii)  Collections of Principal Receivables                   72,552,905.66    4,122,294.87     5,771,283.17          82,446,483.71

(iv)   Collections of Finance Charge Receivables               6,132,659.36      348,444.08       487,827.65           6,968,931.09

(v)    Aggregate Amount of Principal Receivables                                                                  30,039,146,394.00

                                           Investor Interest 450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36
                                           Adjusted Interest 450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36

                                                Series
       Floating Investor Percentage                   1.70%           88.00%           5.00%            7.00%                100.00%
       Fixed Investor Percentage                      1.70%           88.00%           5.00%            7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.23%
               30 to 59 days                                                                                                  1.29%
               60 to 89 days                                                                                                  0.83%
               90 or more days                                                                                                1.64%
                                                                                                                 -------------------
                                            Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                  1,899,106.94      107,903.04       151,066.09           2,158,076.07

(viii) Investor Charge-Offs                                             0.00            0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00             0.00

(x)    Net Servicing Fee                                          375,000.00       21,306.67        29,829.70             426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         11.30%

(xii)  Reallocated Monthly Principal                                                    0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)                     0.00   25,568,000.00    15,340,909.09          40,908,909.09

(xiv)  LIBOR                                                                                                                1.83875%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                          5,761,044.18      327,137.41       457,997.96           6,546,179.54

(xxii) Certificate Rate                                             6.23000%        6.39000%         2.36375%

-----------------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                    Distribution Date: 8/15/2002

Section 5.2 - Supplement                                     Class A         Class B       Collateral                Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                0.00            0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                         2,740,833.33      160,416.67       97,527.00             2,998,777.56
       Deficiency Amounts                                           0.00            0.00                                     0.00
       Additional Interest                                          0.00            0.00                                     0.00
       Accrued and Unpaid Interest                                                                  0.00                     0.00

(iii)  Collections of Principal Receivables                88,675,773.59    5,038,396.23    7,053,754.72           100,767,924.53

(iv)   Collections of Finance Charge Receivables            7,495,472.55      425,879.12      596,230.77             8,517,582.44

(v)    Aggregate Amount of Principal Receivables                                                                30,039,146,394.00

                                        Investor Interest 550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00
                                        Adjusted Interest 550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

                                               Series
       Floating Investor Percentage                2.08%          88.00%           5.00%           7.00%                  100.00%
       Fixed Investor Percentage                   2.08%          88.00%           5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     96.23%
               30 to 59 days                                                                                                1.29%
               60 to 89 days                                                                                                0.83%
               90 or more days                                                                                              1.64%
                                                                                                               -------------------
                                            Total Receivables                                                             100.00%

(vii)  Investor Default Amount                              2,321,130.71      131,882.43      184,635.40             2,637,648.53

(viii) Investor Charge-Offs                                         0.00            0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00            0.00

(x)    Net Servicing Fee                                      458,333.33       26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      11.29%

(xii)  Reallocated Monthly Principal                                                0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)       550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                             1.83875%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                      7,037,139.21      399,837.46      559,772.44             7,996,749.11

(xxii) Certificate Rate                                         5.98000%        6.16000%        2.58875%

----------------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                    Distribution Date: 8/15/2002

Section 5.2 - Supplement                                      Class A         Class B       Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                      0.00

(ii)   Monthly Interest Distributed                          2,434,132.89      141,813.47       73,056.37              2,649,002.73
       Deficiency Amounts                                            0.00            0.00                                      0.00
       Additional Interest                                           0.00            0.00                                      0.00
       Accrued and Unpaid Interest                                                                   0.00                      0.00

(iii)  Collections of Principal Receivables                 66,423,474.96    3,774,040.92    5,283,857.36             75,481,373.24

(iv)   Collections of Finance Charge Receivables             5,614,558.67      319,007.31      446,627.15              6,380,193.12

(v)    Aggregate Amount of Principal Receivables                                                                  30,039,146,394.00

                                         Investor Interest 411,983,000.00   23,408,000.00   32,772,440.86            468,163,440.86
                                         Adjusted Interest 411,983,000.00   23,408,000.00   32,772,440.86            468,163,440.86

                                                  Series
       Floating Investor Percentage                  1.56%         88.00%           5.00%           7.00%                   100.00%
       Fixed Investor Percentage                     1.56%         88.00%           5.00%           7.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.23%
               30 to 59 days                                                                                                  1.29%
               60 to 89 days                                                                                                  0.83%
               90 or more days                                                                                                1.64%
                                                                                                                 -------------------
                                                    Total Receivables                                                       100.00%

(vii)  Investor Default Amount                               1,738,666.17       98,787.32      138,307.49              1,975,760.98

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Net Servicing Fee                                       343,319.17       19,506.67       27,310.37                390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        11.29%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)        411,983,000.00   23,408,000.00   32,772,440.86            468,163,440.86

(xiv)  LIBOR                                                                                                               1.83875%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                       5,271,239.50      299,500.64      419,316.78              5,990,056.92

(xxii) Certificate Rate                                          7.09000%        7.27000%        2.58875%

------------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President